Fees Summary	Dec. 11, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 30,501,169.00
Previously Paid Amount	4,139.72
Total Fee Amount	4,212.23
Total Offset Amount	0.00
Net Fee	$ 72.51